SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2003

CKE RESTAURANTS, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6307 Carpinteria Avenue, Suite A, Carpinteria, CA	93013

(Address of principal executive offices)	(Zip Code)

(805) 745-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed, since last report.)

Item 5. Other Events.

     On September 22, 2003, CKE Restaurants, Inc., issued a press release regarding its proposed offering of convertible subordinated notes. The press release is filed as Exhibit 99.1 hereto.

     The Registrant filed its Annual Report on Form 10-K for the fiscal year ended January 27, 2003, with the Securities and Exchange Commission on March 26, 2003, prior to the effective date of Regulation G. The Registrant is providing in this Current Report on Form 8-K an identification of the non-GAAP measures included in the Annual Report on Form 10-K, and the reconciliations required under Regulation G. The Company is providing the following information to allow for the comparability of net income reported for previous periods and net income utilizing current accounting rules. The Registrant does not make any other use of the non-GAAP financial measure.

     Set forth below is a reconciliation of the Registrant’s net income reported in the Registrant’s Annual Report on Form 10-K for the fiscal year ended January 27, 2003, in the Registrant’s Quarterly Report on Form 10-Q/A for the fiscal quarter ended August 11, 2003, and in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended August 12, 2002, applying Statement of Financial Accounting Standards No. 142 ("SFAS 142"), Goodwill and Other Intangible Assets, retroactively.

CKE Restaurants, Inc.
Pro forma net income assuming SFAS 142 applied retroactively
(in thousands, except per share data)

	Fiscal year ended January 31,					Twenty-eight weeks Ended

						August 11,	August 12,
	2003	2002	2001	2000	1999	2003	2002

Reported net income (loss)	$(150,023)	$(83,956)	$(194,116)	$(29,117)	$77,712	$439	$(151,834)
Cumulative effect of accounting change	175,780	—	—	—	—	—	175,780
Goodwill amortization	—	5,736	6,173	7,925	4,995	—	—

Pro forma net income (loss)	$25,757	$(78,220)	$(187,943)	$(21,192)	$82,707	$439	$23,946

Income (loss) per share
Basic
Reported net income (loss)	$(2.65)	$(1.66)	$(3.84)	$(0.56)	$1.51	$0.01	$(2.70)
Cumulative effect of accounting change	3.10	—	—	—	—	—	3.13
Goodwill amortization	—	0.11	0.12	0.15	0.09	—	—

Pro forma net income (loss)	$0.45	$(1.55)	$(3.72)	$(0.41)	$1.60	$0.01	$0.43

Diluted
Reported net income (loss)	$(2.58)	$(1.66)	$(3.84)	$(0.56)	$1.37	$0.01	$(2.61)
Cumulative effect of accounting change	3.02	—	—	—	—	—	3.02
Goodwill amortization	—	0.11	0.12	0.15	0.09	—	—

Pro forma net income (loss)	$0.44	$(1.55)	$(3.72)	$(0.41)	$1.46	$0.01	$0.41

Weighted-average shares outstanding
Basic	56,649	50,507	50,501	51,668	51,599	59,059	56,275
Dilutive effect of stock options	1,475	—	—	—	5,115	942	1,971

Diluted	58,124	50,507	50,501	51,668	56,714	60,001	58,246

Item 7. Financial Statements and Exhibits.

(a) – (b)	Not applicable.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press release, dated September 22, 2003, issued by CKE Restaurants, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.

Date: September 22, 2003	/s/ Theodore Abajian

Theodore Abajian Executive Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, September 22, 2003, issued by CKE Restaurants, Inc.